Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
INCOME TAXES

NOTE F – INCOME TAXES

We recognized taxable income after permanent differences and net taxable income of approximately $1,000,000 and $1,300,000, respectively in 2012, however no provision for income taxes has been recorded in the accompanying consolidated statement of operations because we used net operating loss carry forwards to fully offset taxes that would otherwise be due, and because the deferred income tax assets arising from these net operating loss carry forwards had previously been fully reserved. In 2011, we recognized a loss after permanent differences and a minimal amount of taxable income, which amount was reduced to zero through the utilization of net operating loss carry forwards.

On July 17, 2012 the Internal Revenue Service completed its audit of our fiscal year 2009 and 2010 tax returns. The audit resulted in a small proposed adjustment to our net operating loss carry forward due to the Therapeutic Discovery Grant being considered as a reduction of expenses for tax purposes. As a result of the audit our combined net operating loss carry forward for federal and state income taxes changed to $16.2 million at December 31, 2011 from $16.7 million as previously disclosed in our Annual Report on Form 10K as filed with the Securities and Exchange Commission on March 12, 2012. Since we had previously not recognized a deferred income tax asset for these net operating loss carry forwards (because we did not meet the asset recognition standard established by ASC Topic 740) this change did not have an impact on our financial position and/or results of operations.

At December 31, 2012 and 2011, we had combined federal and state net operating loss carry forwards of approximately $13.6 million and $16.2 million, respectively. The significant difference between this amount and our accumulated deficit arises primarily from certain stock based compensation that has historically been considered to be a permanent difference. Assuming our net operating loss carry forwards are not disallowed because of certain “change in control” provisions of the Internal Revenue Code, these net operating loss carry forwards expire in various years through the year ending December 31, 2031. However, we have established a valuation allowance to fully reserve our deferred income tax assets as such assets did not meet the required asset recognition standard established by ASC Topic 740. Our valuation allowance decreased by approximately $1,000,000 during the year ended December 31, 2012.

At December 31, 2012 and 2011, our current and non-current deferred income tax assets (assuming effective income tax rates of approximately 20% for our deferred income tax assets arising from federal and state net operating loss carry forwards and 38% for other temporary differences) consisted of the following:

	2012	2011
Net current deferred income tax asset:
Allowance for doubtful accounts	$1,151,100	$830,000
Accrued expenses	305,500	222,700

Subtotal	1,456,600	1,052,700

Less valuation allowance	(1,456,600)	(1,052,700)

Total	$—	$—

Net non-current deferred income tax asset:
Net operating loss carry-forwards	$2,752,200	$3,298,400
Accumulated depreciation and amortization	(1,243,500)	(344,600)

Subtotal	1,508,700	2,953,800
Less valuation allowance	(1,508,700)	(2,953,800)

Total	$—	$—

We file income tax returns in the U.S. federal jurisdiction and in various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. For federal and state purposes, we have open tax years from the tax year ending December 31, 2003 to December 31, 2011. We are not currently subject to any ongoing income tax examinations.